UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
JAMES HARDIE INDUSTRIES PLC
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! JAMES HARDIE INDUSTRIES PLC 2026 Annual Meeting Vote by August 17, 2026 11:59 PM ET Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 Ricky Campana P.O. Box 123456 30# Suite 500 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# 1 OF 2 322,224148,294 You invested in JAMES HARDIE INDUSTRIES PLC and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on August 20, 2026. Get informed before you vote View the 2026 Proxy Statement and Notice of AGM, 2026 Annual Report, 2026 Irish Statutory Accounts and Reports thereon and, Question Form online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 06, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* August 20, 2026 5:00 PM EDT 1st Floor, Block A, One Park Place, Upper Hatch Street Dublin 2, D02 FD79, Ireland *If you choose to vote these shares in person at the meeting, you must request a legal proxy. To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1a Re-election of Nigel Stein For 1b Re-election of Renee Peterson For 1c Election of Rob Sindel For 2. Advisory Resolution on the Frequency of Future Advisory Votes to Approve the Compensation of our Named Executive Officers Year 3. Advisory Resolution Approving the Compensation of our Named Executive Officers (Say-on-Pay) For 4. CEO Equity Grant For 5. The Issue of Securities under the James Hardie 2020 Non-Executive Director Equity Plan For 6. Increase to Non-Executive Director Fee Pool 7. To receive and consider the Financial statements and reports for fiscal year 2026 For 8a Ratification of Appointment of External Auditor for Fiscal Year 2027 For 8b Authority to Fix External Auditor Compensation for Fiscal Year 2027 For 9. Approval of Amendments to the Company's Articles of Association to apply the Classified Board provisions consistently to all Directors For NOTE: such other business as may properly come before the meeting or any adjournment thereof. Under New York Stock Exchange rules, brokers may vote routine matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker s discretionary vote has already been given, provided your instructions are received prior to the meeting date. 1.00000 322,224 148,294 FLASHID-JOB#

ENDORSEMENT_LINE______________ SACKPACK_____________ 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C 1234567890 James Hardie Industries plc Attn: Company Secretary 1st Floor, Block A, One Park Place, Upper Hatch Street, Dublin 2, D02 FD79, Ireland Vote by Internet Go to www.envisionreports.com/JHX or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically, by Internet or by mail must be received by August 19, 2026 at 5:00 am EST 2026 Annual General Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Internet Availability of Proxy Materials for the Annual General Meeting of James Hardie Industries plc Shareholders to be Held on August 20, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2026 Proxy Statement and Notice of Annual General Meeting, 2026 Annual Report, 2026 Irish Statutory Accounts and Reports thereon, and Question Form are available at: www.envisionreports.com/JHX Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/JHX. Step 2:    Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before July 31, 2026 to facilitate timely delivery. COY 2NOT

04AVUF Shareholder Meeting Notice James Hardie Industries PLC’s Annual Meeting of Shareholders will be held on August 20, 2026 at 10:00 pm Dublin time / 5:00 pm New York time / August 21, 2026 at 7:00 am Sydney time at 1st Floor, Block A, One Park Place, Upper Hatch Street, Dublin 2, D02 FD79, Ireland. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1, FOR 1 YR on Proposal 2, and FOR Proposals 3-5 and 7-9. The Board makes no recommendation on Proposal 6: 1. Election / Re-election of Directors 1(a) Re-election of Nigel Stein 1(b) Re-election of Renee Peterson 1(c) Election of Rob Sindel s. Advisory Resolution on the Frequency of Future Advisory Votes to Approve the Compensation of our Named Executive Officers 3. Advisory Resolution Approving the Compensation of our Named Executive Officers (Say-on-Pay) 4. CEO Equity Grant 5. The Issue of Securities under the James Hardie 2020 Non-Executive Director Equity Plan 6. Increase to Non-Executive Director Fee Pool 7. To receive and consider the financial statements and reports for fiscal year 2026 8(a) Ratification of Appointment of External Auditor for Fiscal Year 2027 8(b) Authority to Fix External Auditor Compensation for Fiscal Year 2027 9. Approval of Amendments to the Company’s Articles of Association to apply the Classified Board provisions consistently to all Directors Note: such other business as may properly come before the meeting or any adjournment thereof. Pursuant to this Notice, James Hardie Industries plc (the “Company”) hereby notifies you that it intends to communicate with its shareholder by electronic means, including by electronic mail and/or by making documents available on a website, in accordance with applicable law and the constitution of the Company. Any requirement for a shareholder’s consent to receive communications by electronic means shall be deemed to have been satisfied in respect of this Notice unless the shareholder has, within four weeks of the date of issue of this Notice, notified the Company in writing that they do not wish to receive such communications by such electronic means. In the absence of such notification, the shareholder will be deemed to have agreed the use of electronic communications, as described above. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/JHX Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials James Hardie Industries PLC” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by July 31, 2026.ny Secretary 1st Floor, Block A, One Park Place, Upper Hatch Street, Dublin 2, D02 FD79, Ireland ENDORSEMENT_LINE SACKPACK Your vote matters – here’s how to vote! You may vote online instead of mailing this card. 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Votes submitted electronically, by Internet or by mail must be received by August 19, 2026 at 5:00 am EST Vote by Internet Go to www.envisionreports.com/JHX or scan the QR code — login details are located in the shaded bar below. If no electronic voting, delete QR code and control # Vote by Mail Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return to James Hardie Indust M